Accounts Receivable, Net	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Accounts Receivable, Net
ACCOUNTS RECEIVABLE, NET

Unbilled amounts represent sales for which billings have not been presented to customers at year-end. These amounts are usually billed and collected within one year. Accounts receivable at December 31, 2013, are expected to be collected in 2014, except for approximately $261 million due in 2015 and $151 million due in or after 2016.

Because the Company's accounts receivable are primarily with the U.S. Government or with companies acting as a contractor to the U.S. Government, the Company does not have material exposure to accounts receivable credit risk.

Accounts receivable were composed of the following:

	December 31
($ in millions)	2013	2012
Due From U.S. Government
Amounts billed	$143	$158
Recoverable costs and accrued profit on progress completed - unbilled	944	701
	1,087	859
Due From Other Customers
Amounts billed	28	33
Recoverable costs and accrued profit on progress completed - unbilled	15	17
	43	50
Total accounts receivable	1,130	909
Allowances for doubtful accounts	(7)	(4)
Total accounts receivable, net	$1,123	$905